UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21603

SPECIAL VALUE OPPORTUNITIES FUND, LLC
(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Address of Principal Executive Offices) (Zip Code)

JEEVAN B. GORE, SECRETARY
SPECIAL VALUE OPPORTUNITIES FUND, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2006

Date of reporting period: DECEMBER 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL SHAREHOLDER REPORT

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)
December 31, 2006

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Annual Shareholder Report

December 31, 2006

Contents

Financial Statements

Supplemental Information (Unaudited)

Portfolio Asset Allocation	29
Directors and Officers	30
Changes in Persons Primarily Responsible for Portfolio Management	35
Supplemental Tax Information	35
Approval of Investment Management Agreement	36

Special Value Opportunities Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Special Value Opportunities Fund, LLC

We have audited the accompanying statement of assets and liabilities of Special Value Opportunities Fund, LLC (a Delaware Limited Liability Company) (the Company), including the statements of investments, as of December 31, 2006, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Value Opportunities Fund, LLC (a Delaware Limited Liability Company) at December 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

February 27, 2007

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities

December 31, 2006

	Cost	Fair Value
Assets
Investments in securities of unaffiliated issuers
Debt securities	$594,733,439	$613,162,882
Equity securities	50,702,057	68,790,044
Total investments in securities of unaffiliated issuers	645,435,496	681,952,926

Investments in securities of affiliates
Debt securities	168,620,390	176,308,652
Equity securities	244,638,866	301,495,072
Total investments in securities of affiliates	413,259,256	477,803,724

Total investments	1,058,694,752	1,159,756,650

Cash and cash equivalents		223,546,298
Accrued interest income on securities of unaffiliated issuers		12,522,792
Accrued interest income on securities of affiliates		5,864,237
Prepaid expenses and other assets		1,859,045
Deferred debt issuance costs		5,252,277
Total assets		1,408,801,299

Liabilities
Credit facility payable		390,000,000
Performance fees payable		15,248,565
Interest payable		1,644,102
Unrealized loss on derivative instruments (Note 2)		1,570,916
Management and advisory fees payable		1,481,250
Accrued expenses and other liabilities		1,436,182
Total liabilities		411,381,015

Preferred Stock
Auction rate money market preferred stock (Series A - E); $25,000/share
liquidation preference; 9,520 shares authorized, issued and outstanding		238,000,000
Accumulated dividends on auction rate money market preferred stock		502,495
Series S; $1,000/share liquidation preference; 1 share authorized, no shares issued
and outstanding		-
Series Z; $500/share liquidation preference; 400 shares authorized, issued and
outstanding		200,000
Accumulated dividends on Series Z preferred stock		8,361
Total preferred stock		238,710,856

Net assets applicable to common shareholders		$758,709,428

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value, unlimited shares authorized, 36,509.096 shares
issued and outstanding		$37
Paid-in capital in excess of par		674,972,136
Distributions in excess of net investment income		(15,248,565)
Accumulated net realized gain on investments		-
Accumulated net unrealized gain on investments		99,496,676
Accumulated dividends to preferred shareholders		(510,856)
Net assets applicable to common shareholders		$758,709,428

Common stock, NAV per share		$20,781.38

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments

December 31, 2006

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments

Debt Securities (57.07%)
Bank Debt (44.25%) (1)
Diversified/Conglomerate Manufacturing (5.82%)
Revere Industries, LLC 2nd Lien Term Loan, LIBOR + 9%, due 6/14/11
(Acquired 12/14/05, Amortized Cost $42,196,000)	$42,196,000	$42,301,490	3.06%
Vitesse Semiconductor Corp. 1st Lien Term Loan,
LIBOR + 4% Cash + 5% PIK, due 6/7/10
(Acquired 6/7/06, Amortized Cost $37,949,704)	$37,949,704	38,139,452	2.76%
Total Diversified/Conglomerate Manufacturing		80,440,942

Diversified/Conglomerate Services (4.43%)
Online Resources Corp. Sr. Sec. Loan, LIBOR + 7%, due 6/26/11
(Acquired 7/3/06, Amortized Cost $59,777,448) (2)	$59,777,448	61,271,884	4.43%

Electronics (2.24%)
Isola USA Corp. 2nd Lien Term Loan, LIBOR + 7.75%, due 12/18/13
(Acquired 12/21/06, Amortized Cost $29,818,510)	$30,943,620	30,943,620	2.24%

Personal Transportation (8.41%)
Delta Airlines, Inc. DIP Term Loan C, LIBOR + 7.5%, due 3/16/08
(Acquired 9/23/05, Amortized Cost $55,417,211)	$56,261,128	57,938,891	4.19%
(Acquired 10/7/05, Amortized Cost $6,927,151)	$7,032,641	7,242,361	0.52%
Northwest Airlines, Inc. 1st Preferred Mortgage, 9.85%, due 10/15/12
(Restated and Amended 1/18/06, Amortized Cost $30,396,821)	$30,644,449	30,338,004	2.19%
Northwest Airlines, Inc. 1st Preferred Mortgage, 9.85%, due 7/15/13
(Restated and Amended 1/18/06, Amortized Cost $15,648,009)	$15,782,798	15,677,864	1.13%
Northwest Airlines, Inc. 1st Preferred Mortgage, 9.85%, due 12/15/13
(Restated and Amended 1/18/06, Amortized Cost $5,279,011)	$5,324,483	5,289,082	0.38%
Total Personal Transportation		116,486,202

Printing/Publishing (2.39%)
Weekly Reader Corp. Tranche B Term Loan,
LIBOR + 8.5% Cash + 1% PIK, due 7/22/09
(Acquired 7/22/05, Amortized Cost $32,052,485)	$32,052,485	33,014,059	2.39%

Telecommunications (16.01%)
Casema Mezzanine Term Loan, EURIBOR + 4.5% Cash + 4.75% PIK, due 9/12/16
(Acquired 10/3/06, Amortized Cost $20,797,715) - (Netherlands) (3)	€34,916,000	22,713,849	1.64%
Dialogic Corporation, Sr. Sec. Note, LIBOR + 8%, due 3/28/12
(Acquired 9/28/06, Amortized Cost $45,712,166) (2)	$45,712,166	45,940,727	3.32%
Enterasys Network Distribution Ltd. Sr. Sec. Note, LIBOR + 9%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $6,399,703) - (Ireland) (2)	$6,530,309	6,954,779	0.50%
Enterasys Networks, Inc. Sr. Sec. Note, LIBOR + 9%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $28,060,237) (2)	$28,632,895	30,494,033	2.20%
Gores Ent Holdings, Inc. Sr. Sec. Note, LIBOR + 9.166%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $24,269,566) (2)	$27,638,279	27,638,279	2.00%
Integra Telecom, Inc. 2nd Lien Senior Secured Term Loan,
LIBOR + 7% Cash + 4% PIK, due 7/31/12
(Acquired 7/31/06, Amortized Cost $29,150,566)	$30,598,616	32,434,533	2.35%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Continued)

December 31, 2006

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments

Debt Securities (continued)
Telecommunications (continued)
Wild Blue Communications, Inc. 1st Lien Delayed Draw Term Loan,
LIBOR + 2.5% Cash + 7.5% PIK, due 4/9/07
(Acquired 6/6/06, Amortized Cost $34,352,301)	$34,492,371	$34,722,331	2.51%
Wild Blue Communications, Inc. 2nd Lien Delayed Draw Term Loan,
LIBOR + 5% Cash + 4.5% PIK, due 8/15/11
(Acquired 8/16/06, Amortized Cost $19,533,882)	$38,348,627	20,637,634	1.49%
Total Telecommunications		221,536,165

Utilities (4.95%)
Hawkeye Renewables, LLC 2nd Lien Term Loan, LIBOR + 7.25%, due 6/30/13
(Acquired 7/18/06, Cost $26,055,935)	$26,724,036	25,922,315	1.88%
La Paloma Generating Co. Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Cost $3,941,440) (4)	$34,463,939	3,336,703	0.24%
Mach Gen, LLC Bank Debt
(Acquired 8/17/05, 11/9/05, 12/14/05, and 12/19/05, Cost $27,573,196) (4)	$23,908,470	39,170,035	2.83%
Total Utilities		68,429,053

Total Bank Debt (Cost $581,309,057)		612,121,925

Corporate Debt Securities (12.82%)
Containers, Packaging and Glass (2.42%)
Pliant Corp. Senior Secured Notes, 11.125%, due 9/1/09	$31,919,000	31,041,227	2.25%
Pliant Corp. Notes, 13%, due 7/15/10	$599,000	329,450	0.02%
Radnor Holdings Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09
(Acquired 4/4/06, Amortized Cost $16,144,412) (4) (5)	$16,527,000	2,109,837	0.15%
Total Containers, Packaging and Glass		33,480,514

Diversified/Conglomerate Manufacturing (0.29%)
International Wire Group Senior Secured Notes, 10%, due 10/15/11 (2), (5)	$3,940,000	4,008,950	0.29%

Leisure, Amusement, Motion Pictures and Entertainment (3.71%)
Bally Total Fitness Holdings, Inc. Senior Sub. Notes, 9.875%, due 10/15/07	$55,469,000	51,308,825	3.71%

Printing/Publishing (1.92%)
Phoenix Color Corp. Senior Subordinated Notes, 13%, due 2/1/09	$26,969,000	26,564,465	1.92%

Utilities (2.09%)
Calpine Generating Co. Secured Floating Rate Notes, LIBOR + 9%, due 4/1/11	$26,899,000	28,916,425	2.09%

Miscellaneous Securities (2.39%) (6)	$73,503,000	33,070,430	2.39%

Total Corporate Debt Securities (Cost $182,044,772)		177,349,609

Total Debt Securities (Cost $763,353,829)		789,471,534

Equity Securities (26.77%)
Automobiles (4.00%)
EaglePicher Holdings Inc. Common Stock	2,561,000	55,368,820	4.00%
(Acquired 3/9/05, Amortized Cost $47,302,876) (2), (4), (5), (7)

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Continued)

December 31, 2006

Showing Percentage of Total Cash and Investments of the Company

			Percent of
		Fair	Cash and
Security	Shares	Value	Investments

Equity Securities (continued)
Containers, Packaging and Glass (6.50%)
Pliant Corporation Common Stock (4)	515	$515	0.00%
Pliant Corporation 13% Preferred Stock	4,546,000	2,054,315	0.15%
Radnor Holdings Series A Convertible Preferred Stock
(Acquired 10/27/05, Cost $16,977,271) (4), (5)	18,656,037	-	0.00%
Radnor Holdings Common Stock
(Acquired 7/31/06, Cost $141,356) (4), (5)	70	-	0.00%
Radnor Holdings Non-Voting Common Stock
(Acquired 7/31/06, Cost $1,489,840) (4), (5)	724	-	0.00%
Radnor Holdings Warrants for Common Stock
(Acquired 10/27/05, Cost $594) (4), (5)	1	-	0.00%
Radnor Holdings Warrants for Non-Voting Common Stock
(Acquired 10/27/05, Cost $594) (4), (5)	1	-	0.00%
WinCup, Inc. Common Stock
(Acquired 11/29/06, Cost $73,517,938) (2), (4), (5)	73,517,938	87,837,569	6.35%
Total Containers, Packaging and Glass		89,892,399

Diversified/Conglomerate Manufacturing (4.39%)
International Wire Group, Inc. Common Stock (2), (4), (5), (7)	637,171	10,863,766	0.79%
Lawson Software, Inc. Common Stock (4)	6,743,241	49,832,551	3.60%
Total Diversified/Conglomerate Manufacturing		60,696,317

Diversified/Conglomerate Service (3.81%)
Online Resources Corp. Series A-1 Convertible Preferred Stock
(Acquired 7/3/06, Cost $52,744,807) (2), (4), (5), (7)	52,744.807	52,744,807	3.81%

Electronics (0.45%)
TPG Hattrick Holdco, LLC Common Units
(Acquired 4/21/06, Cost $2,813,056) (4), (5)	2,296,747	6,178,249	0.45%

Leisure, Amusement, Motion Pictures and Entertainment (0.07%)
Bally Total Fitness Holdings, Inc. Restricted Common Stock
(Acquired 8/24/05 and 4/3/06, Cost $1,211,711) (4), (5), (8)	551,781	1,013,898	0.07%

Retailers (3.55%)
Jo-Ann Stores, Inc. Common Stock (2), (4), (7)	1,996,147	49,105,216	3.55%

Telecommunications (3.59%)
Dialogic Corporation, Class A Convertible Preferred Shares
(Acquired 9/28/06, Cost $7,032,638) (2), (4), (5), (7)	7,197,769	7,053,814	0.51%
Gores Ent Holdings, Inc. Series A Convertible Preferred Stock
(Acquired 3/1/06 and 11/7/06, Cost $24,613,227) (2), (4), (5), (7)	24,613.227	33,720,121	2.44%
Gores Ent Holdings, Inc. Series B Convertible Preferred Stock
(Acquired 3/1/06, Cost $2,815,947) (2), (4), (5), (7)	4,369.871	4,800,959	0.35%
Integra Telecom, Inc. Warrants to purchase various Common and Preferred Stock
(Acquired 7/31/06, Cost $907,054) (4), (5)	2,712,204	3,427,553	0.25%
Wild Blue Communications, Inc. Non-Voting Warrants
(Acquired 10/23/06, Cost $638,458) (4), (5)	1,492,841	656,850	0.04%
Total Telecommunications		49,659,297

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Continued)

December 31, 2006

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments

Equity Securities (continued)
Utilities (0.41%)
Mach Gen, LLC Common Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $0) (4), (5), (9)	1,833	$-	0.00%
Mach Gen, LLC Preferred Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $0) (4), (5), (9)	7,188	-	0.00%
THL Hawkeye Equity Investors, L.P. Interest
(Acquired 7/25/06, Cost $5,626,113) (4), (5)	5,626,113	5,626,113	0.41%
Total Utilities		5,626,113

Total Equity Securities (Cost $295,340,923)		370,285,116

Total Investments in Securities (Cost $1,058,694,752)		1,159,756,650

Cash and Cash Equivalents (16.16%)
Abbey National of North America Commercial Paper, 5.31%, due 1/2/07	$19,100,000	19,080,279	1.37%
Abbey National of North America Commercial Paper, 5.25%, due 1/3/07	$10,000,000	9,967,917	0.72%
Abbey National of North America Commercial Paper, 5.24%, due 1/4/07	$39,500,000	39,321,767	2.84%
Bear Stearns Commercial Paper, 5.25%, due 1/19/07	$15,000,000	14,873,125	1.08%
Bear Stearns Commercial Paper, 5.26%, due 1/26/07	$20,000,000	19,883,111	1.44%
Bear Stearns Commercial Paper, 5.25%, due 2/13/07	$28,000,000	27,804,000	2.01%
Citigroup Commercial Paper, 5.27%, due 1/22/07	$29,000,000	28,868,397	2.09%
Union Bank of California Certificate of Deposit, 5.27%, due 1/4/07	$25,000,000	25,000,000	1.81%
Union Bank of California Certificate of Deposit, 5.29%, due 1/26/07	$12,500,000	12,500,000	0.90%
Union Bank of California Certificate of Deposit, 5.28%, due 2/9/07	$21,000,000	21,000,000	1.52%
Wells Fargo Bank Overnight REPO	$501,112	501,112	0.04%
Cash Held on Account at Various Institutions	$4,746,590	4,746,590	0.34%
Total Cash and Cash Equivalents (10)		223,546,298

Total Cash and Investments in Securities		$1,383,302,948	100.00%

Notes to Statement of Investments:

(1)      Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(2) Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(3) Principal amount denominated in Euros. Amortized cost and fair value converted from Euros to US dollars.

(4) Non-income producing security.

(5) Restricted security.

(6) Miscellaneous Securities is comprised of certain unrestricted security positions that have not previously been publicly disclosed.

(7) Investment is not a controlling position.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Continued)

December 31, 2006

Showing Percentage of Total Cash and Investments of the Company

Notes to Statement of Investments (continued)

(8)      Registration of this issue of restricted stock may be forced by a majority of the eligible holders of the issue by written notice to the issuer once the issuer becomes eligible to use a short form registration statement on Form S-3. On April 3, 2006, the Company owned $40,349,000 par of unrestricted Bally Total Fitness Holdings, Inc. 9.875% Senior Subordinated Notes, due 10/15/07, with a carrying value of $41,055,108.

(9) The Mach Gen common and preferred units are nondetachable from the Mach Gen bank debt listed above, and therefore may be considered to be subject to the same contractual restrictions.

(10) Cash and cash equivalents includes $42 million segregated for certain unfunded commitments.

Aggregate purchases and aggregate sales of investment securities, other than Government securities, totaled $682,674,061 and $268,614,906, respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities as of December 31, 2006 was $887,533,231, or 64.16% of total cash and investments of the Company.

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations

For the Year Ended December 31, 2006

Investment income
Interest income from investments in securities of unaffiliated issuers	$88,506,091
Interest income from investments in affiliates	15,233,737
Accretion of market discount	1,192,095
Income from original issue discount	387,279
Other income - unaffiliated issuers	3,344,385
Other income - affiliates	3,081,954
Total interest and related investment income	111,745,541

Operating expenses
Performance fees (Notes 3 & 7)	27,689,649
Management and advisory fees	17,775,000
Interest expense	15,591,241
Credit enhancement fees	2,518,310
Amortization of deferred debt issuance costs	949,050
Legal fees, professional fees and due diligence expenses	826,570
Commitment fees	592,122
Auction agent fees	577,284
Insurance expense	403,513
Director fees	238,500
Other operating expenses	507,013
Total expenses	67,668,252

Net investment income	44,077,289

Net realized and unrealized gain on investments
Net realized gain from:
Investments in securities of unaffiliated issuers	29,210,290
Investments in securities of affiliates	1,289,558
Net realized gain on investments	30,499,848

Net change in net unrealized appreciation on cash and investments
Net unrealized gain, beginning of year	50,156,584
Net unrealized gain, end of year	99,496,676
Net change in unrealized gain on cash and investments	49,340,092
Net realized and unrealized gain on cash and investments	79,839,940

Distributions to preferred shareholders	(11,164,692)
Net change in reserve for distributions to preferred shareholders	(230,553)

Net increase in net assets applicable to common shareholders
resulting from operations	$112,521,984

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Year Ended December 31,
	2006	2005

Total common shareholder committed capital	$711,000,000	$711,000,000

Net assets applicable to common shareholders, beginning of year	$432,087,444	$235,307,573

Common shareholder contributions	284,400,000	177,750,000

Net investment income	44,077,289	2,761,194
Net realized gain on investments	30,499,848	6,299,013
Net change in unrealized gain on investments	49,340,092	32,921,023
Distributions to preferred shareholders from net investment income	(6,830,527)	(2,360,971)
Distributions to preferred shareholders from net realized gains
on investments	(4,334,165)	(1,060,747)
Net change in reserve for distributions to preferred shareholders	(230,553)	1,470,359
Net increase in net assets applicable to common shareholders resulting
from operations	112,521,984	40,029,871

Distributions to common shareholders from:
Net investment income	(41,236,411)	(8,159,139)
Net realized gains on investments	(26,165,683)	(5,238,266)
Returns of capital	(2,897,906)	(7,602,595)
Total distributions to common shareholders	(70,300,000)	(21,000,000)

Net assets applicable to common shareholders, end of year (including distributions in excess of net investment income of $15,248,565 and
$11,258,916, respectively)	$758,709,428	$432,087,444

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows

For the Year Ended December 31, 2006

Operating activities
Net increase in net assets applicable to common shareholders	$112,521,984
resulting from operations
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain on investments	(30,499,848)
Net change in unrealized appreciation on investments	(49,334,398)
Dividends paid to preferred shareholders	11,164,692
Increase in reserve for dividends to preferred shareholders	230,553
Income from original issue discount	(387,279)
Accretion of market discount	(1,192,095)
Income from paid in-kind capitalization and other non-cash income	(6,247,158)
Amortization of deferred debt issuance costs	949,050
Changes in assets and liabilities:
Purchases of investment securities	(682,674,061)
Proceeds from sales, maturities and paydowns of investment securities	268,614,906
Decrease in receivable for investment securities purchased	11,875,000
Increase in prepaid expenses and other assets	(1,536,843)
Increase in accrued interest income on securities of unaffiliated issuers	(2,337,774)
Increase in accrued interest income on securities of affiliated issuers	(5,794,728)
Decrease in payable for investment securities purchased	(37,268,173)
Increase in performance fees payable	3,989,649
Increase in interest payable	1,512,842
Increase in accrued expenses and other liabilities	437,927
Net cash used in operating activities	(405,975,754)

Financing activities
Proceeds from draws on credit facility	432,000,000
Principal repayments on credit facility	(257,000,000)
Proceeds from issuance of common shares	284,400,000
Proceeds from issuance of auction rate money market preferred shares	82,900,000
Dividends paid to common shareholders	(70,300,000)
Dividends paid to auction rate money market preferred shareholders	(11,164,692)
Net cash provided by financing activities	460,835,308

Net increase in cash and cash equivalents	54,859,554
Cash and cash equivalents at beginning of year	168,686,744
Cash and cash equivalents at end of year	$223,546,298

Supplemental disclosure:
Interest payments	$14,078,399

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements

December 31, 2006

1. Organization and Nature of Operations

Special Value Opportunities Fund, LLC (the “Company“), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company has elected to be treated as a regulated investment company (“RIC“) for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004. Investment operations commenced and initial funding was received on July 13, 2004. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.

Tennenbaum Capital Partners, LLC (“TCP“) serves as the Investment Manager of the Company. Babson Capital Management LLC serves as Co-Manager. TCP is controlled and managed by Tennenbaum & Co., LLC (“Tennenbaum & Co.”) and certain affiliates. The Company, TCP, Tennenbaum & Co., and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of three persons, two of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors. The remaining directors of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

Total maximum capitalization of the Company is $1.422 billion, consisting of $711 million of capital committed by investors to purchase the Company’s common shares, $238 million of Auction Rate Money Market Preferred Shares (“APS”), $473 million under a Senior Secured Revolving Credit Facility (the “Senior Facility”), $200,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7). The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company. Substantially all of these investments are included in the collateral for the Senior Facility and are available to pay certain fees and expenses of the Company incurred in connection with its organization and capitalization. At December 31, 2006, there was $390 million outstanding under the Senior Facility.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2006

1. Organization and Nature of Operations (continued)

Credit enhancement with respect to the APS and Senior Facility is provided by a AAA/Aaa rated monoline insurer (the “Insurer”) through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer. Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility. The cost of the surety polices is 0.20% for unutilized portions of the Money Market preferred shares and the Senior Facility, and 0.40% for the outstanding portions of those sources of capital.

The Company will liquidate and distribute its assets and will be dissolved at July 13, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests. However, the Operating Agreement will prohibit the liquidation of the Company prior to July 13, 2014 if the APS are not redeemed in full prior to such liquidation.

Investor Capital

Investors have committed to purchase $711 million of the Company’s common shares over a two-year period on dates specified by the Company. As of December 31, 2006, the Company has called and received all common shareholder committed contributions as follows:

Call Date	Share Issuance Date	Percent of Commitment
July 13, 2004	July 13, 2004	20%
September 30, 2004	November 15, 2004	15%
March 18, 2005	April 29, 2005	10%
October 28, 2005	November 30, 2005	15%
February 21, 2006	March 14, 2006	15%
May 22, 2006	July 5, 2006	25%

Auction Rate Money Market Preferred Capital

At December 31, 2006, the Company had 9,520 shares of APS issued and outstanding with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to certain limitations. Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company’s option. Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. As of December 31, 2006, the Company was in full compliance with such requirements.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2006

1. Organization and Nature of Operations (continued)

The auction agent receives a fee from the Company for its services in connection with auctions of APS and compensates broker-dealers at an annual rate of 0.25% of the purchase price of the shares of the APS that are issued and outstanding. The Company entered into an agreement with a major broker-dealer to underwrite initial issuances of the APS for a two-year period based on an agreed-upon drawdown schedule and subject to certain criteria.

The Company has received the entire $238 million in anticipated capitalization from issuance of the APS as follows:

Date	Shares Issued	Proceeds (millions)
July 13, 2004	1,500	$37.5
October 20, 2004	1,400	$35.0
June 21, 2005	1,384	$34.6
October 3, 2005	1,920	$48.0
March 14, 2006	3,316	$82.9

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager, the financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of December 31, 2006, the results of its operations and cash flows for the year ended December 31, 2006, and the changes in net assets for the years ended December 31, 2006 and 2005. The following is a summary of the significant accounting policies of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with the Senior Facility and Statement of Preferences for the APS. Investments listed on a recognized exchange, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Liquid investments not listed on a recognized exchange are valued by an approved nationally recognized security pricing service or by using either the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker-dealers. At December 31, 2006, all but 1.03% of the investments of the Company were valued based on prices from a recognized exchange, nationally recognized third-party pricing service or an approved third-party appraisal.

Investments not listed on a recognized exchange nor priced by an approved source (“Unquoted Investments”) are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

a) for semi-liquid investment positions with a value of $35 million or greater but less than $70 million, the most recent quote provided by an approved investment banking firm;

b) for semi-liquid investment positions with a value greater than $70 million, the most recent valuation provided by an approved third-party appraisal; and

c) for illiquid investment positions with a value of $35 million or greater, the most recent valuation provided by an approved third-party appraisal.

However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third-party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Company.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors and subject to their approval. Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Company’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The Investment Manager generally uses three methods to fair value securities:

(i) Cost Method. The cost method is based on the original cost of the securities to the Company. This method is generally used in the early stages of a portfolio company’s development until significant positive or negative events occur subsequent to the date of the original investment by the Company in such company that dictate a change to another valuation method.

(ii) Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company’s securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii) Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company’s securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

Because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for such investments existed, and the differences could be material.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of securities sold.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral securities, for which the fair value exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Investments in Restricted Securities

The Company may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Statement of Investments. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Investments in Foreign Securities

The Company may invest in securities traded in foreign countries and denominated in foreign currencies. At December 31, 2006, the Company had a foreign currency denominated investment with a market value of approximately 1.64% of the Company’s total cash and investments.  Such position was converted at the closing rate in effect at December 31, 2006 and reported in U.S. dollars. Purchases and sales of investment securities and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.  As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuation in foreign exchange rates. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Net unrealized foreign currency gains of $1,098,650 were included in net unrealized gains on cash and investments at December 31, 2006.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate the currency exchange and interest rate risks associated with the foreign currency denominated investment, the Company entered into several interest rate swaps and currency forward transactions during the year ended December 31, 2006.

The Company recognizes all derivatives as either assets or liabilities in the statement of assets and liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period.

As of December 31, 2006, the following derivatives were outstanding:

Derivative	Notional Amount	Fair Value	Percent of Cash and Investments
Cross Currency Basis Swaps
Pay Euros, receive US dollars, expiring September 12, 2016	$20,797,715	$(1,277,154)	(0.09)%
Other	$498,279	$(165,903)	(0.01)%
Total Cross Currency Basis Swaps		$(1,443,057)	(0.10)%

Currency Forward
Sell Euros, buy US dollars, expiring March 13, 2007 - September 14, 2009	$3,022,040	$(127,859)	(0.01)%

Total Derivatives		$(1,570,916)	(0.11)%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

Debt Issuance Costs

Costs of $7.6 million were incurred in connection with placing the Company’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Company’s operations.

Equity Placement and Offering Costs

Placement costs for the Company’s common equity and APS capital were $14.0 million and $3.6 million, respectively. Offering costs totaled $1.0 million. These costs were charged to paid-in capital at the inception of the Company in 2004.

Organization Costs

Organization costs of $2.8 million were incurred in connection with the formation of the Company and expensed to operations at the inception of the Company in 2004.

Purchase Discounts

The majority of the Fund’s high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and due to general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Company considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

Distributions to Common Shareholders

Dividends and distributions to common shareholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors, which has provided the Investment Manager with criteria for such distributions, and is generally based upon estimated taxable earnings. Net realized capital gains are distributed at least annually. The Company declared distributions of $70,300,000 and $21,000,000 to common shareholders during the years ended December 31, 2006 and 2005, respectively, and has distributed $94,800,000 to common shareholders since inception.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year end for permanent book and tax differences. These adjustments are primarily due to returns of capital and differing book and tax treatments for short-term realized gains and have no impact on net assets or the results of operations.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at December 31, 2006 were as follows:

Unrealized appreciation	$141,457,653
Unrealized depreciation	(41,960,977)
Net unrealized appreciation	99,496,676

Cost	$1,058,694,752

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

The tax character of distributions paid during the years ended December 31, 2006 and 2005 was as follows:

	2006	2005
Common distributions:
Ordinary income	$62,450,408	$16,852,343
Long term capital gains	4,951,686	45,062
Returns of capital	2,897,906	7,602,595
Total common distributions	$70,300,000	$24,500,000

Preferred distributions:
Ordinary income	$10,344,479	$3,412,593
Long term capital gains	820,213	9,125
Total preferred distributions	$11,164,692	$3,421,718

There was no tax-basis undistributed ordinary income at December 31, 2006.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FIN No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 requires recognition of tax benefits that satisfy a greater than 50% probability threshold. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 is effective for the Company beginning January 1, 2007. At this time, the Company is assessing the potential impact of FIN 48 on the financial statements.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. This statement is effective for the Company beginning January 1, 2008. At this time, the Company is assessing the potential impact of SFAS No. 157 on the financial statements.

3. Allocations and Distributions

As set forth in the Investment Management Agreement, distributions made to common shareholders and performance fees paid to the Investment Manager with respect to any accounting period are determined as follows:

a)
First, 100% to the common shareholders based on their respective proportionate capital contributions as of the end of such accounting period until the amount distributed to each common shareholder, together with amounts previously distributed to such shareholder, equals an 8% annual weighted-average return on undistributed capital attributable to the common shares;

b)
Then, 100% to the Investment Manager as a performance fee until the cumulative amount of such fees equals 25% of all amounts previously distributed to the common shareholders pursuant to clause (a) above; and

c)
All remaining amounts: (i) 80% to the common shareholders based on their proportionate capital contributions as of the end of such accounting period and (ii) 20% to the Investment Manager as a performance fee.

The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. Performance fees payable to the Investment Manager are accrued in accordance with the manner used to determine distributions as specified above. As of December 31, 2006, the Company’s cumulative annual return exceeded the 8% threshold, and the Investment Manager had accrued $15,248,565 in unpaid performance fees. A liability for this amount is reflected in the accompanying financial statements. During the year ended December 31, 2006, the Company paid $23,700,000 in performance fees to the Investment Manager.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2006

3. Allocations and Distributions (Continued)

APS dividend rates are determined by auction at periodic intervals and ranged from 4.28% to 5.37% per annum as of December 31, 2006.

The Series Z share dividend rate is fixed at 4% per annum.

4. Management Fees and Other Expenses

Pursuant to the advisory agreement, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 1.25% of the sum of the total common commitments, APS and debt potentially issuable in respect of such common commitments, subject to reduction by the amount of the debt when no facility is outstanding and by the amount of APS when less than $1 million in liquidation value of preferred stock is outstanding. For purposes of computing the management fee, total committed capital is $1.422 billion, consisting of $711 million of capital committed by investors to purchase the Company’s common shares, $238 million of APS and $473 million of debt. In addition, the Investment Manager is entitled to a performance fee as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management and performance fees paid to the Investment Manager.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5. Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $473 million. The Senior Facility matures July 13, 2012, subject to extension by the lenders at the request of the Company for one 12-month period. Amounts outstanding under the Senior Facility at December 31, 2006 totaled $390 million. As of December 31, 2006 interest payable on amounts outstanding under the Senior Facility was $1,644,102. During the year ended December 31, 2006, daily weighted-average debt outstanding was $274,723,288.

The weighted-average interest rate on debt outstanding during the year ended December 31, 2006 was 5.68%. Interest payments made under the Senior Facility totaled $14,078,399 for the year ended December 31, 2006.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2006

5. Senior Secured Revolving Credit Facility (Continued)

Advances under the Senior Facility bear interest, at either (i) the Eurodollar Rate or Commercial Paper Rate plus 0.43% per annum; or (ii) the higher of (x) the “Prime Rate” plus 0.43% per annum and (y) the “Federal Funds Effective Rate,” plus 0.50% per annum. Additionally, advances under the swingline facility will bear interest at the LIBOR Market Index Rate plus 0.43% per annum.

In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.30%, on the Senior Facility, or $470,044 per quarter when the average outstanding borrowings during such quarter are less than $354,750,000, subject to certain ramp-up provisions.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

Cash equivalents of $41,852,874 at December 31, 2006 were segregated at the Company’s custodian to collateralize certain unfunded commitments.

7. Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 400 Series Z preferred shares authorized, issued and outstanding as of December 31, 2006.

Series S Preferred Share

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates. On May 9, 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share. Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations. The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2006

7. Preferred Capital (Continued)

Series Z Preferred Shares

The Company issued 400 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of liquidation preference. The Series Z preferred shares rank on par with the APS with respect to the payment of dividends and distribution of amounts on liquidation, and vote with the APS as a single class. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

8. Common Shareholders’ Capital

The Company received $284,400,000 and $177,750,000 upon issuance of 14,101 shares and 9,345 shares of common stock during the years ended December 31, 2006 and December 31, 2005, respectively.

9. Indemnifications

The Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company expects the risk of loss to be remote.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2006

10. Financial Highlights

	2006	2005	2004(1)

Per Common Share(2)
Net asset value, beginning of year	$19,282.86	$18,013.01	$17,382.68

Investment operations
Net investment income (loss) (3)	1,290.12	126.46	(1,009.58)
Net realized and unrealized gain	2,597.58	2,233.97	2,092.16
Distributions to preferred shareholders from:
Net investment income	(224.32)	(132.75)	-
Realized gains	(118.71)	(59.64)	-
Returns of capital	-	-	(50.38)
Net change in reserve for potential distributions to
preferred shareholders	(7.47)	125.73	(133.94)
Total from investment operations	3,537.20	2,293.77	898.26

Distributions to common shareholders from:
Net investment income	(1,242.62)	(397.82)	(267.93)
Net realized gains on investments	(716.69)	(255.41)	-
Returns of capital	(79.37)	(370.69)	-
Total distributions to common shareholders	(2,038.68)	(1,023.92)	(267.93)

Net asset value, end of year	$20,781.38	$19,282.86	$18,013.01

Return on invested assets (4), (5)	21.4%	19.8%	14.1%

Gross return to common shareholders (4)	24.8%	14.3%	2.7%
Less: performance fee (4)	(5.3%)	(2.9%)	(0.8%)
Return to common shareholders (4), (6)	19.5%	11.4%	1.9%

Ratios and Supplemental Data:
Ending net assets applicable to common
shareholders	$758,709,428	$432,087,444	$235,307,573
Net investment income (loss) / average
common equity (7), (8)	6.7%	0.9%	(8.7%)

Expenses / average common equity (7)
Operating expenses (8)	6.1%	8.3%	17.3%
Performance fees	4.2%	3.6%	-
Total expenses / average common equity	10.3%	11.9%	17.3%

Portfolio turnover rate (4)	28.8%	31.6%	17.8%
Weighted-average debt outstanding	$274,723,288	$57,356,164	$7,389,535
Weighted-average interest rate	5.7%	4.2%	2.4%
Weighted-average number of shares	32,368	17,097	8,737
Average debt per share	$8,487.50	$3,354.75	$845.77

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2006

10. Financial Highlights (continued)

Annualized Inception to Date Performance Data as of December 31, 2006:
Return on common equity (6)	13.2%
Return on invested assets (5)	22.8%
Internal rate of return (9)	14.4%

Asset Coverage:

	December 31,
	2006	2005	2004(1)
Series A Preferred Stock:
Shares outstanding	1,500	1,500	1,500
Involuntary liquidation value per share	$25,022	$25,015	$25,007
Asset coverage per share	$55,075	$54,163	$60,565

Series B Preferred Stock:
Shares outstanding	1,400	1,400	1,400
Involuntary liquidation value per share	$25,074	$25,057	$25,031
Asset coverage per share	$55,189	$54,254	$60,623

Series C Preferred Stock:
Shares outstanding	1,384	1,384	-
Involuntary liquidation value per share	$25,080	$25,078	n/a
Asset coverage per share	$55,202	$54,298	n/a

Series D Preferred Stock:
Shares outstanding	1,920	1,920	-
Involuntary liquidation value per share	$25,048	$25,036	n/a
Asset coverage per share	$55,132	$54,209	n/a

Series E Preferred Stock:
Shares outstanding	3,316	-	-
Involuntary liquidation value per share	$25,048	n/a	n/a
Asset coverage per share	$55,132	n/a	n/a

Series S Preferred Stock:
Shares outstanding	-	-	1
Involuntary liquidation value per share	n/a	n/a	$1,693,547
Asset coverage per share	n/a	n/a	$4,101,670

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2006

10. Financial Highlights (continued)

Series Z Preferred Stock:
Shares outstanding	400	400	400
Involuntary liquidation value per share	$521	$501	$510
Asset coverage per share	$1,147	$1,084	$1,234

Senior Secured Revolving Credit Facility:
Debt outstanding	$390,000,000	$215,000,000	$91,000,000
Asset coverage per $1,000 of debt outstanding	$1,381,596	$802,178	$400,673

(1) The first year of fund operations, 2004, was a partial year. The Fund commenced operations on July 13, 2004.

(2) Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(3) Includes accrual of performance fee. See Notes 3 and 7, above.

(4) Not annualized for periods of less than one year.

(5) Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(6)      Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis as described in Chapter 2 of the AIMR Performance Presentation Standards Handbook (1997).

(7) Annualized for periods of less than one year.

(8)     These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in earlier periods, and net investment income to average net assets is reduced, due to the Company’s relatively smaller capital base while the Company is ramping up.

(9)      Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced in earlier periods due to the equity placement and offering costs that were charged to paid-in capital and the organizational costs that were expensed at the inception of the fund.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (% of Cash and Investments)
(Unaudited)

December 31, 2006

Portfolio Holdings by Investment Type

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers
(Unaudited)

The Directors and executive officers of the Company are listed below. The Board of Directors governs the Company and is responsible for protecting the interests of shareholders. The Directors are experienced executives who meet periodically throughout the year to oversee the Company’s activities, review contractual arrangements with service providers to the Company, and review the Company’s performance. Each Director and executive officer serves for an indefinite term. Correspondence for each Director or officer may be sent to: c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405.

The Company’s Form N-2 includes more information about the Directors. Shareholders may request a free copy by calling (310) 566-1000. Collect calls for this purpose are accepted.

1. Independent Directors

Name (Age at December 31, 2006)
Principal Occupation(s)

M. Christian Mitchell (51)
- Year of Election or Appointment: 2004
- Director and Chairman of the Audit Committee of the Company. Mr. Mitchell retired in 2003 from Deloitte & Touche after 26 years. From 2001 to 2003, he was the National Managing Partner of the Mortgage Banking and Finance Companies practice and a member of the National Financial Services Management Committee. From 1998 to 2001, he was the Regional Managing Partner (for the western United States) of the Enterprise Risk Services Practice, including serving on that practice’s Global and National Management Committees. He became a director of Hanmi Financial Corporation in 2004, and currently serves as chair of the audit committee and as a member of the planning and compliance committee. In 2006, he became a director of First Chicago Bancorp, where he serves as chair of the audit committee and as a member of the ALCO/risk and compensation committees. Mr. Mitchell also serves as an adjunct professor of accounting at the University of Redlands, and is President of the National Association of Corporate Directors, Southern California. He holds a B.S. in accounting from the University of Alabama. Mr. Mitchell oversees one portfolio in the fund complex as a director.

Brian F. Wruble (63)
- Year of Election or Appointment: 2004
- Director and Audit Committee Member of the Company. Mr. Wruble is a private investor in New York City. He is also a general partner of Odyssey Partners, L.P. and was a founder of Odyssey Investment Partners, LLC, both private investment firms in New York. Prior to joining Odyssey in 1995, Mr. Wruble was president and CEO of the Delaware Group of Mutual Funds. Mr. Wruble serves on boards which include the Institute for Advanced Study, the Jackson Laboratory, and the Oppenheimer Funds. He is a past governor of the Association for Investment Management and Research and a past chairman of the Institute of Chartered Financial Analysts. Mr. Wruble has both a bachelors and a masters degree in electrical engineering from Cornell University and an M.B.A. from New York University. Mr. Wruble oversees one portfolio in the fund complex as a director.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

2. Interested Directors and Officers

Name (Age at December 31, 2006)
Principal Occupation(s)

Michael E. Tennenbaum (71)
- Year of Election or Appointment: 2006
- Authorized Person of the Company. Mr. Tennenbaum is a co-founder of TCP and serves as its Senior Managing Partner and as a voting member of its Investment Committee. Before forming TCP in 1996, Mr. Tennenbaum served for 32 years in various capacities at Bear Stearns, including Vice Chairman, Investment Banking. His responsibilities at Bear Stearns included managing the firm’s Risk Arbitrage Department, Investment Research Department, Options Department, and its Los Angeles Corporate Finance Department. Mr. Tennenbaum has served on the Boards of many public and private companies. He currently serves as Chairman of Pemco Aviation Group, Inc. Anacomp, Inc., and WinCup. He previously served as a Director of Bear Stearns Companies, Inc., Jenny Craig, Inc., Tosco Corporation and Party City Corporation.

Mr. Tennenbaum is Trustee Emeritus of the Georgia Tech Foundation and was Chairman of its Investment Committee. He is Founder of the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering. Mr. Tennenbaum is also a Vice-Chairman of the Board of Governors of the Boys & Girls Clubs of America and Chairman of its investment group. He is a member of the Committee on University Resources (COUR) at Harvard University, a Director of the Los Angeles World Affairs Council, a Board member of the RAND Center for Asia Pacific Policy (CAPP), and a Member of the UCLA School of Medicine Board of Visitors and Founder of the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA. He is also a member of the National Innovation Initiative Strategy Council. Mr. Tennenbaum was a member of the Harvard Business School Board of Associates, a Commissioner on the Intercity High-Speed Rail Commission for California and Chairman of the California High-Speed Rail Authority. He also served as Chairman of the Special Financial Advisory Committee to the Mayor of Los Angeles.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

A graduate of the Georgia Institute of Technology with a degree in Industrial Engineering, Mr. Tennenbaum received an M.B.A. with honors from the Harvard Business School. Mr. Tennenbaum oversees one portfolio in the fund complex as a director.

Mark K. Holdsworth (41)
- Year of Election or Appointment: 2004
- Authorized Person of the Company. Mr. Holdsworth is also a Founding Partner and Managing Partner of TCP, and is a voting member of its Investment Committee. He also serves as Chairman of the Board of Directors of the International Wire Group, is Vice Chairman of EaglePicher Corporation and a Director of Parsons Corporation. Prior to joining TCP in 1996, he was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm. Before employment with US Bancorp Libra, he worked as a generalist in Corporate Finance at Salomon Brothers, Inc., and earlier as an Associate at a Los Angeles real estate advisory firm. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an M.B.A. from Harvard Business School.

Michael E. Leitner (39)
- Year of Election or Appointment: 2006
- Authorized Person of the Company. Michael E. Leitner is a Partner of TCP and a voting member of its Investment Committee. Prior to joining TCP, he served as Senior Vice President of Corporate Development for WilTel Communications, leading WilTel’s mergers and acquisitions effort. Prior to that, he served as Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale transaction, and Vice President of Corporate Development of 360networks. Prior to that, he served as Senior Director of Corporate Development for Microsoft Corporation, managing corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors. Prior to Microsoft, he was a Vice President in the M&A group at Merrill Lynch. He currently serves as a representative for Tennenbaum on the boards of Online Resources Corporation, DeltaCom, Inc. and Anacomp, Inc., and as a board observer to Wild Blue Communications, Inc. He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

Howard M. Levkowitz (39)
- Year of Election or Appointment: 2004
- Director, President, and Authorized Person of the Company. Mr. Levkowitz is also a co-founder and Managing Partner of TCP, and is a voting member of its Investment Committee. Prior to joining TCP in the beginning of 1997, he was an attorney specializing in real estate, securitization and insolvencies at Dewey Ballantine. Mr. Levkowitz is President of TCP’s registered funds and head of TCP’s public markets investments. He served on the boards of both public and private companies, and has served on a number of formal and informal creditor committees. He currently serves as President of the Board of Directors of Maimonides Academy. He received a B.A. in History with high honors from the University of Pennsylvania, a B.S. in Economics (concentration in finance) with high honors from The Wharton School, and a J.D. from the University of Southern California. Mr. Levkowitz oversees five portfolios in the fund complex as a director.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

Hugh Steven Wilson (59)
- Year of Election or Appointment: 2005
- Chief Executive Officer and Authorized Person of the Company. Mr. Wilson also serves as a Managing Partner and member of the Investment Committee of TCP. He retired from the international law firm of Latham & Watkins on January 1, 2005, where, as a senior partner, he had focused on mergers and acquisitions. He is the former Global Co-Chair of Latham & Watkins’ Mergers and Acquisitions Practice Group and the former Chairman of both the national Litigation Department and the national Mergers and Acquisitions Litigation Practice Group. Mr. Wilson has served as Tennenbaum Capital Partners’ primary outside counsel since its inception. He is a member of the board of directors of Pemco Aviation Group, Inc., Enterasys Networks, Inc. and the Elizabeth Glaser Pediatric Aids Foundation. He received a J.D. degree from the University of Chicago Law School in 1971, where he was a member of the law review and Order of the Coif. Mr. Wilson received a Master of Laws degree from Harvard Law School in 1972 and a B.A. in Political Science from Indiana University in 1968.

Peyman S. Ardestani (38)
- Year of Election or Appointment: 2006
- Chief Financial Officer of the Company. Mr. Ardestani is also Chief Financial Officer of TCP. Prior to joining TCP, he was a Vice President at Mellon Financial Corporation, where he provided back office services to investment management companies and served as a business analyst in developing the company’s back office products and services. Previously, he was an Assistant Vice President at Trust Company of the West, where he was an operations manager. He received a B.S. in Business Administrations, with a concentration in Finance, from California State University, Northridge, and is a Chartered Financial Analyst.

Paul L. Davis (33)
- Year of Election or Appointment: 2004
- Chief Compliance Officer of the Company. Mr. Davis also serves as Chief Compliance Officer and Vice President, Finance of TCP. He was formerly employed as Corporate Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor. He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

David A. Hollander (45)
- Year of Election or Appointment: 2004
- Authorized Person of the Company. Mr. Hollander also serves as a Managing Director and as General Counsel of TCP, and is a member of its Investment Committee. Prior to joining TCP in 2002, he worked for sixteen years as an attorney at O’Melveny & Myers. He specialized in leveraged finance, insolvency, and mergers and acquisitions. He has advised creditors, debtors, and boards of directors and has served on both formal and informal creditor committees. He received a B.S. in Economics (Summa Cum Laude) from The Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School, where he was Associate Editor of the Stanford Law Review.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Changes in Persons Primarily Responsible for Portfolio Management
(Unaudited)

As disclosed in the Company’s Registration Statement on Form N-2, investments of the Company are managed by TCP acting through the voting members of TCP’s Investment Committee with respect to all assets (other than high quality fixed income instruments maturing in less than 367 days from purchase and other than hedging transactions) and utilizing the same macroeconomic and industry analysis together with an intensive bottom-up investment strategy which TCP employs on behalf of its other accounts and which TCP (and prior to its formation, TCO and Michael E. Tennenbaum) has employed since 1987. During the year ended December 31, 2006, Steven C. Chang and José E. Feliciano left TCP, and Michael E. Leitner became a voting member of TCP’s Investment Committee. Mr. Leitner’s background and experience may be found under “Directors and Officers,” above.

Supplemental Tax Information
(Unaudited)

66.03% and 33.97% of the ordinary income distributions paid by the Company during the year ended December 31, 2006 qualify as “interest related dividends” and short-term capital gain distributions, respectively.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreement
(Unaudited)

On April 25, 2006, the Board of Directors of the Company, including the “non-interested” Directors (the “Independent Directors”), voted to approve the Investment Management Agreement and Co-Management Agreement (each a “Management Agreement” and collectively, the “Management Agreements”) for an additional one-year term.

In considering whether to recommend re-approval of the Management Agreements, the Independent Directors reviewed materials provided by the Investment Manager, the Co-Manager, fund counsel and independent counsel. The Directors also met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, including the following.

(i) The nature, extent and quality of services provided by the Investment Manager and Co-Manager. The Independent Directors reviewed the services that the Investment Manager and Co-Manager provide to the Company. The Independent Directors noted the comprehensive range of such services and that the Investment Manager had developed reporting, valuation and other procedures that were customized to the specialized nature of the Company, and that the Investment Manager had expertise in administering such procedures. In addition, the Independent Directors considered the size, education, background and experience of the Investment Manager’s and Co-Manager’s staff. They also took into consideration the Investment Manager’s and Co-Manager’s quality of service and noted their longevity in the industry. Lastly, the Independent Directors reviewed the Investment Manager’s ability to attract and retain quality and experienced personnel. The Independent Directors concluded that the scope of services expected to be provided by the Investment Manager and Co-Manager to the Company and the experience and expertise of the personnel performing such services was consistent with the nature, extent and quality expected of an Investment Manager of an investment vehicle such as the Company.

(ii) Investment performance of the Company and the Investment Manager. The Independent Directors reviewed the past investment performance of the Company and other funds for which the Investment Manager provides investment advisory services, both on an absolute basis and as compared to other funds that had invested in similar investments, as well as general market indices, and the Independent Directors noted that the Company had performed satisfactorily.

(iii) Cost of the services provided and profits realized by the Investment Manager from the relationship with the Company. The Independent Directors considered the cost of the services provided by the Investment Manager. As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Investment Manager, the terms of which are summarized in the footnotes to the financial statements included in this report. The Independent Directors also noted the types of expenses for which the Company or the Investment Manager and Co-Manager are responsible. In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other registered and non-registered funds managed by the Investment Manager and by other managers that had somewhat comparable investment programs. The Independent Directors also noted that the compensation provisions had been subject to extensive discussion with several of the large institutional investors in the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreement (Continued)
(Unaudited)

The Independent Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Company and information on the financial condition of the Investment Manager. The Independent Directors noted that the Investment Manager and Co-Manager and their affiliates did not receive revenues from any other source, such as brokerage commissions or origination fees, in relation to the Company. The Independent Directors found that the profits realized by the Investment Manager from its relationship with the Company were reasonable and consistent with the Investment Manager’s fiduciary duties. The Independent Directors noted that the Co-Manager was unable to provide the Directors with the information requested on profitability to the Co-Manager of its relationship with the Company. The Independent Directors also found that the Investment Manager and Co-Manager each had the financial resources necessary to continue to carry out their respective functions.

The Independent Directors concluded that the management and performance fees for the Investment Manager and Co-Manager were reasonable.

(iv) The extent to which economies of scale would be realized as the Company grows and whether fee levels would reflect such economies of scale. In light of the Company’s predetermined size and policy of distributing all realized income, the Independent Directors determined that the possibility of economies of scale was not relevant with respect to the current structure of the Company and accordingly did not consider whether fee levels would reflect any economies of scale.

In considering the Company’s Management Agreements, no single factor was determinative to the decision of the Directors. Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously recommended re-approval of each of the Management Agreements.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant’s board of directors has determined that M. Christian Mitchell is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent” pursuant to the general instructions to Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $50,600 for 2006 and $46,000 for 2005.

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: $10,625 in 2006 and $53,394 in 2005. The services comprising such fees included assurance work related to preferred stock issuances.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $33,000 for fiscal year 2006 and $35,142 for fiscal year 2005. The services comprising such fees included tax return preparation, related tax advice and planning, and miscellaneous tax advice and consulting including concerning various regulated investment company organizational and compliance issues.

(d) All Other Fees. Not applicable.

(e) (1)  Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant’s independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by Ernst & Young to the Registrant’s investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e) (2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were: $33,000 for fiscal year 2006 and $68,631 for fiscal year 2005.

(h)  The Registrant’s independent auditors did not provide non-audit services to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in Annual Shareholder Report in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

TENNENBAUM CAPITAL PARTNERS, LLC
PROXY VOTING POLICY

This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940 (collectively “Tennenbaum”) provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Fund V, LLC, and Tennenbaum Opportunities Partners V, LP have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

This policy is intended by Tennenbaum (i) to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the “1940 Act”).

DEFINITIONS

“Client” means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client’s account.

“Compliance Officer” means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

“Conflict of Interest” means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

“Investment Committee” means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

“Portfolio Manager” means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity’s investment decisions.

“Proxy Voting Coordinator” means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

“Registered Fund” means any Client registered as an investment company under the 1940 Act.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

“Tennenbaum” means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

OBJECTIVES

This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum’s personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the Client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Tennenbaum’s proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, Tennenbaum’s Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Tennenbaum’s Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity’s or account’s investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(i)
Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(ii)
Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(iii)	Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

(iv)
Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

(v)	Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

(vi)	Participating in the annual review of the policy function as set forth in this policy.

THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE’S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security;

(iii)	The CUSIP number for the portfolio security;

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether a vote was cast on the matter;

(vii)	How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

(viii)	Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client’s portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(i)
Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

(ii)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(iii)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(iv)
Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client’s investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

(i)	Copies of this policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that Tennenbaum receives regarding Client securities;

(iii)	Voting Results for each Client;

(iv)	A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

(v)	A copy of each written Client’s request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum’s response thereto;

(vi)	Communications to Client respecting Conflicts of Interest; and

(vii)	All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum’ fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted by SVOF June 18, 2004
Adopted by SVEF August 19, 2004
Adopted by SVCF and SVCP July 18, 2006
Adopted by TOFV and TOPV September 29, 2006

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

(a) (1)  The five persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Richard E. Spencer II, and Michael E. Tennenbaum (together, the “Portfolio Managers”). The titles, business experience, and length of service of Messrs. Holdsworth, Leitner, Levkowitz, and Tennenbaum (together, the “TCP Portfolio Managers”) are included in the “Directors and Officers” section of the Annual Shareholder Report in Item 1. The title, business experience, and length of service of Mr. Spencer is as follows:

Mr. Spencer is a Managing Director of Babson Capital Management LLC (“Babson”), the registrant’s co-manager, and is a voting member of the Investment Committee of Tennenbaum Capital Partners, LLC (the “Investment Manager”) as a representative of Babson. Mr. Spencer joined MassMutual, of which Babson is a subsidiary, in 1989. He holds a B.A. in Economics and History from Bucknell University and an M.B.A. from the State University of New York at Buffalo. Mr. Spencer is co-head of the Mezzanine Private Equity Group within Babson and is responsible for the origination, analysis and portfolio management of mezzanine and private equity investments. He is Vice President of MassMutual Corporate Investors, MassMutual Participation Investors and Manager of Mezzco LLC and Mezzco II LLC, the General Partners of Tower Square Capital Partners, L.P. and Tower Square Capital Partners II, L.P., respectively.  Mr. Spencer was transferred from MassMutual Life's Investment Management Department to Babson on January 1, 2000. He is a CFA.

(a) (2)  Each of the Portfolio Managers is also primarily responsible for the day-to-day management of the portfolios of nine other accounts (the “Other TCP Accounts”) managed by the Investment Manager, comprised of five other registered investment companies with combined assets of $1,711.9 million, three other pooled investment vehicles with combined assets of approximately $78.0 million, and one separate account with assets of approximately $1.1 million, each as of December 31, 2006, except that Mr. Spencer is not primarily responsible for the day-to-day management of the aforementioned separate account, one of the aforementioned registered investment companies with assets of $590.6 million, and one of the aforementioned other pooled investment vehicles with assets of approximately $15.8 million, each as of December 31, 2006. The advisory compensation of each of these accounts is based in part on the performance of the account.

Mr. Spencer also has primary responsibility for the day-to-day management of other Babson advisory accounts (together, the “Babson Accounts”), including two registered investment companies with combined assets of approximately $415.7 million, five other pooled investment vehicles with combined assets of approximately $577.3 million, and approximately $1.38 billion of the $58.5 billion general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company managed by Babson. The advisory fee of each of the five aforementioned Babson Accounts that are other pooled investment vehicles is based in part on the performance of the account.

Material conflicts of interest that may arise in connection with the Portfolio Managers’ management of the Registrant’s investments, on the one hand, and the investments of the Other TCP Accounts, on the other, include the following:

The Other TCP Accounts invest in assets eligible for purchase by the Registrant. The investment policies, fee arrangements and other circumstances of the Registrant may vary from those of the Other TCP Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Registrant and the Other TCP Accounts. In general, and except with respect to any of the Other TCP Accounts that are being wound down or are feeder funds of one of the Other TCP Accounts, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Registrant and the Other TCP Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates. Investment opportunities in privately placed securities are subject to allocation procedures adopted by the Board of Directors and the terms of any co-investment exemptive order obtained for the Registrant. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, the Registrant may desire to retain an asset at the same time that one or more of the Other TCP Accounts desires to sell it. The Investment Manager and its affiliates intend to allocate investment opportunities to the Registrant and the Other TCP Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Registrant and the Other TCP Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Registrant or the availability or size of a particular investment purchased or sold by the Registrant.

(a) (3)  Each of the TCP Portfolio Managers except Messrs. Tennenbaum receives a fixed salary from the Investment Manager. Additionally, each of the TCP Portfolio Managers receives fixed periodic distributions from the Investment Manager. Further, each of the TCP Portfolio Managers receives periodic pro rata distributions of the profits of the Investment Manager based on his equity interest therein. Such distributions include performance fees paid to the Investment Manager by the Registrant, the other registered investment companies that pay performance fees, and the separate account. Performance allocations from the other registered investment companies that are limited partnerships (the “LPs”) are paid to the general partner of the LPs (the “General Partner”). Performance allocations from the other pooled investment vehicles are paid to the managing member of each such vehicle (together, the “Managing Members”). Each of the TCP Portfolio Managers receives periodic pro rata distributions of the profits of the Managing Members and the General Partner, based on his equity interests therein. Mr. Leitner does not currently have equity interests in three of the Managing Members. Mr. Tennenbaum receives all distributions from the Investment Manager, the Managing Members, and the General Partner through Tennenbaum & Co., LLC (“TCO”), which holds Mr. Tennenbaum’s equity interest in such entities. Mr. Tennenbaum is the managing member of TCO. Each of the TCP Portfolio Managers is also eligible for a discretionary bonus paid by the Investment Manager based on an assessment by the Investment Manager of the TCP Portfolio Manager’s relative contribution to the Investment Manager’s overall activities. TCO is reimbursed by the Investment Manager, the Registrant, and/or one or more of the Other TCP Accounts for the reasonable business use of a private aircraft. The Investment Manager pays a monthly rental fee to TCO for the use of certain personal property items.

Mr. Spencer is compensated by Babson for his services. His compensation package is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the Babson Accounts relative to appropriate benchmarks, including with respect to the Lehman Brothers Intermediate U.S. Credit and the S & P Industrial Index, in addition to the Russell 2000 Index and Lehman Brothers U.S. Corporate High Yield Index. Performance of the Babson Accounts are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson. Long-term incentives are designed to share with participants the longer-term value created in Babson. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide Mr. Spencer with the economic equivalent of a “shareholder” interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or a deferred cash award or a direct profit sharing interest that results in Mr. Spencer receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because Mr. Spencer is responsible for multiple accounts, he is compensated on the overall performance of the accounts that he manages, rather than a specific account, except for the portion of compensation relating to any performance fee award. Mr. Spencer also receives a percentage of the performance compensation Babson receives for its services to the registered investment companies that are managed by the Investment Manager and co-managed by Babson.

(a) (4)  The dollar range of equity securities in the Registrant beneficially owned by each of the Portfolio Managers at December 31, 2006 is as follows:

Mark K. Holdsworth	Over $1,000,000
Michael E. Leitner	$100,001-$500,000
Howard M. Levkowitz	Over $1,000,000
Richard E. Spencer II	None
Michael E. Tennenbaum	Over $1,000,000

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b) None.

ITEM 12. EXHIBITS.

(a) (1)  Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a) (2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Opportunities Fund, LLC

By:	/s/ Hugh Steven Wilson

Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: March 12, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh Steven Wilson

Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: March 12, 2007

By:	/s/ Peyman S. Ardestani

Name: Peyman S. Ardestani
Title: Chief Financial Officer
Date: March 12, 2007